                            PHILADELPHIA FUND, INC.

PRESIDENT'S LETTER - January 8, 2002

Every six months, I report to you on matters affecting the Philadelphia Fund. Today I am writing with sadness in my heart. For many years the fund's headquarters were in lower Manhattan; during many of those years, Doreen Gray contributed to the smooth operation of the fund. Doreen closed her career with the fund as its Secretary and Treasurer in 1990.

On September 11, 2001 her son, James, a member of the New York City Fire Department, died in the line of duty at the World Trade Center. James leaves a wife, two children, parents, and a sister. His father, Pat, retired as a lieutenant with the New York City Fire Department. James' fun loving grin highlighted rugged good looks. He helped keep America safe, and his heroism makes us proud.

Doreen and Pat, we deeply regret your loss.

                                     * * * * *

We began our fiscal year's second half 70% invested in equities. As the economic storm worsened, we reduced equity holdings to 39.7% of our portfolio. These changes and others earlier in the year, enabled your fund to declare a 21 cent long term capital gain for the year. Our caution gave a cushion when the September 11th attacks dropped markets precipitously.

We hold 43.5% of our portfolio in Treasury bonds, 15.5% percent in commercial paper, and the balance of invested funds in equities. UnitedHealth Group is the single new equity position in our portfolio.

The market shows some enthusiasm for the economy's future, while signs of economic recovery point both up and down. Because signals are mixed, we have maintained our watchful position.

The Federal Reserve Board has cut interest rates eleven times in an effort to restart the economic engine. The Fed first eased credit January 3, 2001. With the exception of 1976, during 13 periods of interest rate cuts over the last 40 years, the S&P 500 index climbed during the 12 months following the first cut. This time, the index is down over 10 % since the first cut in 2001.

This has been an unusually long bear market, perhaps because of its height at the peak. Recent market exuberance seems overly optimistic. We expect the opportunity to invest more soon.


                                             Very truly yours,

                                             /s/ Donald H. Baxter

                                             Donald H. Baxter
                                             President

Comparison of the change in value of $10,000 investment in the Philadelphia Fund and the Standard and Poor's Index*

The printed report shows a line graph with the following points.
              PHILADELPHIA   S&P
              FUND           INDEX*
11/30/91      $10,000.00     $10,000.00
11/30/92      $12,194.44     $11,844.94
11/30/93      $14,439.42     $13,038.82
11/30/94      $13,403.45     $13,177.26
11/30/95      $16,965.89     $18,044.39
11/30/96      $19,688.01     $23,074.79
11/30/97      $25,126.72     $29,649.23
11/30/98      $28,219.98     $36,659.47
11/30/99      $29,901.25     $44,310.74
11/30/00      $29,339.36     $42,426.89
11/30/01      $28,686.14     $37,236.85

Average Annual Total Returns as of 11/30/01

       1 Year    5 Years   10 Years
       ------    -------   --------
       -2.23%      7.82%    11.11%



The return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Past performance is not predictive of future performance.

* The Standard & Poor's 500 Composite Stock Index is a widely recognized unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends.

                           PHILADELPHIA FUND, INC.

PORTFOLIO OF INVESTMENTS  -  NOVEMBER 30, 2001

Shares                                                               Value
-------                                                          -------------
                             COMMON STOCKS - 39.7 %
                                 BANKS - 4.8 %
 70,000   PNC Financial Services Group .......................   $   4,056,500
                                                                 -------------
                                CABLE TV - 8.0 %
180,000  *Comcast Corp. Special Class "A".....................       6,840,000
                                                                 -------------
                           ELECTRIC UTILITIES - 4.2 %
 35,000   Hawaiian Electric Industries, Inc...................       1,309,000
100,000   Southern Company....................................       2,275,000
                                                                 -------------
                                                                     3,584,000
                                                                 -------------
                           FINANCIAL SERVICES - 6.5 %
 70,000   Federal National Mortgage Association...............       5,502,000
                                                                 -------------
                            FOOD PROCESSING - 2.9 %
 75,000   Corn Products International, Inc....................       2,441,250
                                                                 -------------
                           HEALTH CARE PLANS - 5.0 %
 60,000  *UnitedHealth Group, Inc.............................       4,287,000
                                                                 -------------
                               INSURANCE - 0.5 %
  5,000   American International Group Inc....................         412,000
                                                                 -------------
                               PUBLISHING - 2.4 %
  4,000   Washington Post Co. Class "B".......................       2,040,000
                                                                 -------------
                            RETAIL SPECIALTY - 2.9 %
 60,000  *Costco Wholesale Corp...............................       2,452,800
                                                                 -------------


Shares                                                               Value
-------                                                          -------------
                   SCIENTIFIC & TECHNICAL INSTRUMENTS- 2.5 %
 50,000   Beckman Coulter, Inc................................   $   2,095,000
                                                                 -------------

Total Value of Common Stocks (cost $17,770,351)...............      33,710,550
                                                                 -------------

Principal
 Amount                                                              Value
---------                                                        -------------
                      U.S. GOVERNMENT OBLIGATIONS - 43.5 %
$15,000M   U.S. Treasury Bond, 13 3/4% due 08/15/04 ..........      19,017,780
 16,000M   U.S. Treasury Bond,  6 1/2% due 02/15/10 ..........      17,936,880
                                                                 -------------
Total Value of U.S. Government Obligations (cost $35,577,463).      36,954,660
                                                                 -------------
                      SHORT-TERM CORPORATE NOTES - 15.5 %
  3,100M   American Express Corp., 2.062%, due 12/10/2001......      3,100,000
  3,100M   Galaxy Corp, 2.061%, due 12/06/2001 ................      3,100,000
  3,400M   US Bancorp., 1.952%, due 12/13/2001 ................      3,400,000
  3,590M   Wells Fargo, 2.071%, due 12/03/2001 ................      3,590,000
                                                                 -------------
Total Value of  Short-Term Corporate Notes (cost $13,190,000)..     13,190,000
                                                                 -------------
Total Value of Investments(cost $66,537,814)............. 98.7%     83,855,210

Other Assets, less Liabilities ..........................  1.3       1,100,318
                                                         -----   -------------
Net Assets...............................................100.0%  $  84,955,528
                                                                 =============

* Non-income producing security


                       See notes to financial statements

                            PHILADELPHIA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 2001

ASSETS
      Investments in securities, at value
        (identified cost $66,537,814) (Note 1A).....             $ 83,855,210
      Cash..........................................                  245,609
      Dividends and interest receivable.............                  971,900
      Other assets..................................                    6,442
                                                                 ------------
         TOTAL ASSETS...............................               85,079,161


LIABILITIES
      Payable for capital shares redeemed...........    20,630
      Accrued advisory and administrative fees......    70,813
      Other accrued expenses........................    32,190
                                                    ----------
         TOTAL LIABILITIES..........................                  123,633
                                                                 ------------

NET ASSETS..........................................             $ 84,955,528
                                                                 ============
NET ASSETS CONSIST OF:
      Capital paid in...............................             $ 64,811,958
      Undistributed net investment income ..........                  259,672
      Accumulated net realized gain on investments..                2,566,502
      Net unrealized appreciation in value of
        investments.................................               17,317,396
                                                                 ------------
         TOTAL......................................             $ 84,955,528
                                                                 ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER SHARE
      ($84,955,528 / 12,332,678 shares outstanding)
       30,000,000 shares authorized, $1.00 par value
       (Note 2).....................................                  $ 6.89
                                                                      ======

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 2001

INVESTMENT INCOME
  Income:
      Interest..............................    $2,110,845
      Dividends.............................       801,480
                                                ----------
            TOTAL INCOME....................                  $ 2,912,325

  Expenses: (Notes 4 and 5)
      Investment advisory fee ..............       687,522
      Administrative fee ...................       229,174
      Distribution plan expenses ...........       137,504
      Professional fees.....................        71,049
      Transfer agent and dividend disbursing
        agent's fees and expenses...........        66,008
      Director fees and expenses............        54,965
      Fund accounting agent's fees..........        43,844
      Custodian fees........................        28,619
      Other expenses........................        59,042
                                                ----------

        TOTAL EXPENSES......................     1,377,727
        Less: Custodian fees paid indirectly         4,797
                                                ----------
               NET EXPENSES ................                    1,372,930
                                                               ----------
        INVESTMENT INCOME-NET...............                    1,539,395

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (Note 3):
      Net realized gain on investments......     2,566,502
      Net unrealized depreciation of
        investments.........................   ( 5,961,239)
                                                ----------
        Net loss on investments.............                   (3,394,737)
                                                              -----------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS...............................                  $(1,855,342)
                                                              ===========

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS - YEARS ENDED NOVEMBER 30, 2001 AND 2000

                                                        2001          2000
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income........................... $   1,539,395  $   1,833,326
  Net realized gain on investments................     2,566,502      6,905,849
  Net unrealized depreciation of investments......  (  5,961,239)   (11,149,296)
                                                   -------------  -------------
     Net decrease in net assets
        resulting from operations.................  (  1,855,342)   ( 2,410,121)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...........................  (  1,936,900)   ( 1,364,010)
  Net realized gain on investments................  (  6,905,849)   ( 9,539,160)

CAPITAL SHARE TRANSACTIONS
  Decrease in net assets resulting from
    capital share transactions (Note 2)...........  (    549,625)   (   283,707)
                                                   -------------  -------------
     Net decrease in net assets...................  ( 11,247,719)   (13,596,998)

NET ASSETS
  Beginning of year...............................    96,203,244    109,800,242
                                                   -------------  -------------
  End of year (including undistributed net
    investment income of $259,672 and $657,177,
    respectively..................................    84,955,528  $  96,203,244
                                                   =============  =============

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Philadelphia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Fund's investment objective is to achieve long term growth of capital and income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market are valued at the closing sales price on November 30, 2001. Short-term obligations are stated at cost which when combined with interest receivable approximates fair value.

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

    C. Distributions to Shareholders - the Fund distributes its net investment income quarterly and net realized gains annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    D. Use of Estimates - the preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    E. Other - security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Premiums and discounts on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

2. CAPITAL STOCK
    At November 30, 2001 there were 12,332,678 shares outstanding. Transactions in capital stock were as follows:


                                     2001                        2000
                            ------------------------    ----------------------
                              Shares       Amount        Shares      Amount
                            ----------   -----------    ---------   ----------

Capital stock sold..........    45,852   $   332,118      158,847   $ 1,179,650
Capital stock issued
in reinvestment of
distributions...............   985,660     7,364,492    1,156,892     9,041,220
Capital stock
redeemed....................(1,137,060)   (8,246,235)  (1,395,912)  (10,504,577)
                            -----------  ------------  -----------  ------------
   Net decrease             (  105,548)  $(  549,625)  (   80,173)  $(  283,707)
                            ===========  ============  ===========  ============

                            PHILADELPHIA FUND, INC.

3. PURCHASES AND SALES OF SECURITIES
    For the year ended November 30, 2001, purchases and sales of securities, other than short-term corporate notes aggregated $33,792,325 and $46,395,912 respectively. Purchases and sales of long-term United States Government obligations for the year ended November 30, 2001 amounted to $59,189,550 and $56,245,313 respectively.

    At November 30, 2001, the cost of investments for Federal income tax purposes was $66,537,814. Accumulated net unrealized appreciation on investments was $17,317,396 consisting of $17,357,265 gross unrealized appreciation and $39,869 gross unrealized depreciation.


4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC) is the investment advisor and the administrator of the Fund.

    As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and
 .50% of net assets in excess of $400 million.

    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

    Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

    During the year ended November 30, 2001, directors of the Fund who are not affiliated with BFC received directors' fees aggregating $31,850. Thomas J. Flaherty, a director and former officer of the Fund, receives a monthly pension from the Fund which amounted to $12,500 for the year.

    The Fund's custodian has provided credits in the amount of $4,797 against custodian charges based on the uninvested cash balances of the Fund.

5. DISTRIBUTION PLAN
    Pursuant to an amended Distribution Plan adopted under rule 12b-1 of the 1940 Act, the Fund may pay a fee in an amount up to .5% of the Fund's average net assets calculated monthly. A component of the 12b-1 fee (.25% of the Fund's average net assets) is paid to BFC for providing shareholder services, which includes advice and information regarding: share accounts; applications; use of the prototype retirement plans of the Fund; assistance with questions regarding the Fund's transfer agent, as well as other information and services. In its discretion, BFC may make payments to registered broker-dealers and members of the National Association of Securities Dealers, Inc. for providing Fund shareholders with similar services.

                            PHILADELPHIA FUND, INC.

    The remainder of the 12b-1 fee may be used to pay brokers and dealers which enter into agreements with BFC or which provide sales, promotional, or advertising services to the Fund, and to pay for other distribution, advertising, registration and promotional expenses associated with the sale of Fund shares.

    BFC has agreed to waive all 12b-1 fees in excess of .15% per annum of the Fund's average net assets until further notice.


6. YEAR-END DISTRIBUTION
    Realized gains from security transactions are distributed to shareholders in December following the end of the Fund's fiscal year. A distribution of $.235 a share, consisting of $.21 from realized gains and $.025 from ordinary income was declared on December 10, 2001. The distribution is payable on December 27, 2001 to the shareholders of record on December 26, 2001.

                           PHILADELPHIA FUND, INC.

                             FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

PER SHARE DATA                          Year  Ended  November  30, 2001
--------------                      ---------------------------------------
                                      2001     2000     1999     1998     1997
                                     ------   ------   ------   ------   ------
Net Asset Value, Beginning of Year...$ 7.73   $ 8.77   $10.27   $10.05   $ 8.00
                                     ------   ------   ------   ------   ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income................  0.12     0.14     0.06     0.13     0.09
Net Realized & Unrealized
  Gains (Loss) on Investments........ (0.24)   (0.30)    0.51     1.02     2.10
                                     ------   ------   ------   ------   ------

Total From Investment Operations..... (0.12)   (0.16)    0.57     1.15     2.19
                                     ------   ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
Net Investment Income................  0.16     0.11     0.09     0.11     0.11
Net Realized Gains...................  0.56     0.77     1.98     0.82     0.03
                                     ------   ------   ------   ------   ------
Total Distributions..................  0.72     0.88     2.07     0.93     0.14
                                     ------   ------   ------   ------   ------
Net Asset Value, End of Year.........$ 6.89     7.73     8.77   $10.27   $10.05
                                     ======   ======   ======   ======   ======

TOTAL RETURN (%)..................... (2.23)   (1.88)    5.96    12.31    27.62
------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year
  (in thousands).....................$84,956  $96,203  $109,800 $118,075 $113,494


Ratio to Average Net Assets:
  Expenses (%).......................   1.50    1.48     1.55     1.53     1.53
  Net Investment Income (%)..........   1.68    1.89     0.71     1.32     1.02


Portfolio Turnover Rate (%)..........    119     134       81       37       17



                       See notes to financial statements

                         INDEPENDENT AUDITORS REPORT


To the Shareholders and Board of
Directors of Philadelphia Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Philadelphia Fund, Inc., including the portfolio of investments as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Philadelphia Fund, Inc. at November 30, 2001, and the results of its operations, changes in its net assets and financial highlights for the years presented, in conformity with accounting principles generally accepted in the United States.


                                           BRIGGS, BUNTING & DOUGHERTY, LLP


Philadelphia, Pennsylvania
December 21, 2001 (Except for Note 6
as to which the date is December 27, 2001)

                            PHILADELPHIA FUND, INC.

OFFICERS

DONALD H. BAXTER, Chairman and President
RONALD F. ROHE, Vice President/Secretary/Treasurer


ADMINISTRATIVE STAFF

KEITH A. EDELMAN, Director of Operations
DIANE M. SARRO, Director of Shareholder Services


DIRECTORS

DONALD H. BAXTER
THOMAS J. FLAHERTY
JAMES KEOGH
KENNETH W. McARTHUR
ROBERT L. MEYER
DONALD P. PARSON


PHILADELPHIA FUND, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND DISTRIBUTOR
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
FIRSTAR BANK, N.A., P.O. Box 640110, Cincinnati, OH 45264-0110


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
UNIFIED FUND SERVICES, INC.
431 North Pennsylvania Street, Indianapolis, IN 46204-1806

LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP Philadelphia, PA


AUDITORS
BRIGGS, BUNTING & DOUGHERTY, LLP Philadelphia, PA

        Philadelphia Fund, Inc.                       PHILADELPHIA
      1200 North Federal Highway                       FUND, INC.
              Suite 424
         Boca Raton, FL 33432                             ANNUAL
            (561) 395-2155                                REPORT

                                                    November 30, 2001

                [LOGO]




                                                     Established 1923
You will find important information
about PHILADELPHIA FUND - its
investment policy and management, past
record and the method of calculating
the per-share net asset value in the
current prospectus. This report is
submitted for the general information
of the Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.